AirTran
AIRWAYS


AirTran
airtran.com

AirTran
AIRWAYS

Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company's ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.

These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.

Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended December 31, 2003.

AirTran AIRWAYS

Who is AirTran Airways?

Company Overview

- Low-cost, low-fare airline serving 43 cities
- Fleet of 80 aircraft
- Track record of profitability
- New all Boeing fleet

Accomplishments Since 2001

- Scalability evidenced by decreasing unit costs
- Liquidity significantly improved
- Capitalizing on growth opportunities
- Boeing aircraft order
  - 100 737-700/800
  - 10 717-200

AirTran Core Strategy

- Improve the product
- Low costs
- Profitable growth

AirTran's Product Offering

- **Offer key attributes of major carriers at affordable prices**
  - Business class - Assigned seating
  - Frequent Flier Program - XM Radio
- **Promote customer friendly product and everyday low fares**
  - Stimulate both business and leisure demand
- **Maintain a strong network**
  - Diversify by serving major business centers and small regional cities
  - Customers in more expensive airports also demand value

Cost Advantage vs. Major Competitors

Cost as Reported


Cost per ASM
(cents)
15
12
9
6
3
0
>30%
>50%
AirTran
Delta
US Airways

Cost at AirTran's Flight Length


Cost per ASM
(cents)
15
12
9
6
3
0
>50%
>55%
AirTran
Delta
US Airways

Source: Based on U.S. DOT filings/Company estimates (YE 3Q03)

Low Cost Structure Delivers Superior Operating Margins



Twelve Months Ending June 30, 2004
Jet Blue
AirTran
Southwest
America West
Frontier
American
Continental
Alaska
Northwest
United
US Airways
Delta
-5
0
5
10
15
Operating Margin

Source: SEC filings/Company press releases
Excludes special items

AirTran

Internet Is Customer Friendly and Cost Effective

- **AirTran Airways is an industry leader in Internet bookings**



AirTran.com
Other Internet
Percent of Bookings
70
60
50
40
30
20
10
0
2
11
8
24
9
38
11
45
12
50
13
52
1999
2000
2001
2002
2003
1H 2004

AirTran

AirTran Airways Is Efficient – Not Just Low Cost

- **Efficiencies are required to offer consistent low fares**

- **Customers also want service and amenities as well as low fares**

- **Air Tran well positioned to deliver this successful mix**
  - Great customer service
  - Growing network
  - Simple fare structure
  - New airplanes
  - XM Radio
  - Assigned seats
  - Business Class
  - Internet/Kiosks
  - Oversized luggage bins
  - Automated A+ Rewards

AirTran Airways Route Network Summer 2001


Minneapolis
Chicago
Flint
Buffalo/Niagara
Toledo
Pittsburgh
Bloomington/Normal
Dayton
Memphis
Atlanta
Dallas/Ft. Worth
Gulfport/Biloxi
Houston
New Orleans
Ft. Walton Beach

AirTran AIRWAYS

AirTran's Diversification Strategies



Boston
Rochester
Milwaukee
Dayton
Baltimore
Atlanta
Dallas
Orlando, Tampa,
Ft. Lauderdale,
Fort Myers, Miami
Freeport



Boston
New York
Canton
- Akron
Atlanta
Ft. Lauderdale
Orlando
Tampa

AirTran's Schedule Additions Since December 2003

Atlanta
Bahamas
Miami
Newark
New Orleans
Pittsburgh
Rochester
San Francisco

Boston
Canton/Akron
Newport News
Philadelphia

Baltimore
Dallas
Dayton
Ft. Lauderdale
Ft. Meyers
Orlando
Tampa

Dallas
Baltimore
Ft. Lauderdale
Las Vegas
Los Angeles

Florida
Atlanta
Baltimore
Canton/Akron
Dallas
Dayton
Flint
Philadelphia
Pittsburgh
Rochester
Wichita

AirTran Airways Route Network 2004


Minneapolis
Milwaukee
Chicago
Moline/Quad Cities
Flint
Bloomington/Normal
Denver
Kansas City
Wichita
Las Vegas
Memphis
Atlanta
Dallas/Ft. Worth
Houston
New Orleans
Gulfport/Biloxi
Tallahassee
Tampa
Buffalo/Niagara
Pittsburgh
Akron/Canton
Raleigh

Since September 2001: 13 new cities and 53 new routes

Diversification Has Not Slowed Atlanta Growth


Non-Atlanta ASMs
millions
200
150
100
50
0
2001 2002 2003 2004 2005


Atlanta ASMs
millions
200
150
100
50
0
2001 2002 2003 2004 2005

January arrivals and departures

AirTran AIRWAYS

737 Order Was A Milestone Event For AirTran

- **Will fund fleet growth for the next 4-8 years**
  - 50 firm aircraft, 50 options
- **Order timing was at the bottom of the market**
  - Ownership cost benefits will be enjoyed for years
  - Maintenance agreements have also been negotiated
- **All deliveries through 2005 are financed**
  - Attractive lease and debt financing terms

AirTran AIRWAYS

737 Aircraft Will Create New Opportunities



Seattle
San Francisco
Los Angeles
Las Vegas
Denver
Minneapolis
Chicago
Wichita
Baltimore
ATLANTA
Dallas
Orlando
Cancun
San Juan
717-200 / BR715
737-700 / CFM56

AirTran AIRWAYS

AirTran Fleet Renewal Is Complete

Fleet highlights

- **All DC-9's are now retired**
- **717's are very reliable**
  - Extremely low MEL's
  - Increasing productivity
- **737's will become primary growth vehicle**

Fleet expansion plan



162 Aircraft
144
127
108
87
73
Options
Boeing 737
Boeing 717
Annual ASMs (millions)
32,000
27,000
22,000
17,000
12,000
7,000
2,000
-3,000
2003
2004
2005
2006
2007
2008
ASM Growth YoY
21%
25-30%
20-30%
15-25%
10-25%

Note: Fleet size is as of year-end

Recent Financial Performance / Outlook

Financial Trends Continue To Improve


Operating Margin
16%
14%
12%
10%
8%
6%
4%
2%
0%
Q499 Q400 Q401 Q402 Q403
Average for twelve months ending


Earnings per Share
cents
100
80
60
40
20
0
-20
-40
Q499 Q400 Q401 Q402 Q403
Average for twelve months ending

AirTran AIRWAYS

Strengthening Balance Sheet

($MM)	06/30/04	12/31/03	12/31/02
Total Cash	387.3	348.5	138.3
Long Term Debt	258.9	246.8	210.2
Stockholders' Equity	329.5	302.2	51.9
Working Capital	270.9	224.3	22.2

* Average coupon 11.0% in 2001, 8.8% in 2003

AirTran

Lease Adjusted Debt to Capitalization Ratios



135%
120%
105%
90%
75%
60%
45%
30%
15%
0%
79%
NWAC
DAL
AMR
CAL
AAI
JBLU
LUV
Convertible Notes
Debt
Aircraft Leases

Source: Based on SEC filings / Company Reports

AirTran

AirTran Airways

Outlook

AirTran

2004 Outlook

- **Improve the product/Leverage the brand**
  - New planes, Business class, XM Radio
- **Low costs going lower**
  - 737's will further lower unit costs
- **Profitable growth**
  - Route network will continue to strengthen
  - "Connecting the dots" and increasing frequencies